Commonwealth Annuity and Life Insurance Company	commonwealthannuity.com
132 Turnpike Road, Suite 210 Southborough, MA 01772	* 800.828.2752 – Commonwealth Annuity Value Generation
508-460-2400 – phone	* 800.782.8321 – Directed Advisory Solutions
508-460-2401 – fax	* 800.533.7881 – Exec Annuity Plus, Commonwealth Annuity Advantage, Immediate Variable Annuity, Commonwealth Annuity Premier Choice

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

ANNUAL REPORT – 12/31/2009

FOR CONTRACT HOLDERS OF:  EXEC ANNUITY PLUS, COMMONWEALTH ANNUITY ADVANTAGE,  IMMEDIATE VARIABLE ANNUITY, COMMONWEALTH ANNUITY PREMIER  CHOICE, DIRECTED ADVISORY SOLUTIONS AND ALLMERICA VALUE GENERATION

March 8, 2010

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Subj:	Separate Account VA-K 1940 Act Registration Number: 811-6293 1933 Act Registration Numbers: 33-39702, 333-81861, 333-38274, 333-90543, 333-87099 CIK: 0000873802 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-K, a unit investment trust registered under the Act, mailed to its contract owners the annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust	1046292	February 25, 2010
AIM Variable Insurance Funds	896435	February 26, 2010
AllianceBernstein Variable Products Series Fund, Inc.	825316	February 22, 2010
Delaware VIP Trust	814230	February 26, 2010
DWS Investments VIT Funds	1006373	February 26, 2010
DWS Variable Series II	810573	February 26, 2010
Eaton Vance Variable Trust	1121746	February 26, 2010

Fidelity Variable Insurance Products Fund	356494	February 26, 2010
Fidelity Variable Insurance Products Fund II	831016	February 26, 2010
Fidelity Variable Insurance Products Fund III	927384	February 26, 2010
Franklin Templeton Variable Insurance Products Trust	837274	March 1, 2010
Janus Aspen Series	906185	February 26, 2010
MFS® Variable Insurance TrustSM	918571	March 1, 2010
Oppenheimer Variable Account Funds	752737	February 23, 2010
Pioneer Variable Contracts Trust (Class II)	930709	March 1, 2010
T. Rowe Price International Series, Inc.	918292	February 24, 2010

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company
132 Turnpike Road, Suite 210 * Southborough, MA 01772